UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 3, 2024

BuzzFeed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

229 West 43rd Street
New York, New York 10036
(Address of registrant’s principal executive offices, and zip code)
(646) 397-2039
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	BZFD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of approximately $46.00 per share	BZFDW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Increase in ATM Program

On July 3, 2024, BuzzFeed, Inc. (the “Company”) increased the maximum aggregate offering price of the shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), issuable under the At-The-Market-Offering Agreement (the “ATM Offering Agreement”) with Craig-Hallum Capital Group LLC, dated June 20, 2023, to $150 million and filed a prospectus supplement (the “Current Prospectus Supplement”) with respect to such increase. Prior to the date hereof, the offering size was limited to 3,316,503 shares of Class A common stock (as revised to reflect the one-for-four reverse stock split of the Class A common stock effected on May 6, 2024) (or approximately $9 million, based on the closing price of the Class A common stock of $2.71 on July 3, 2024). The Company has previously sold 517,385 shares of Class A common stock under the ATM Offering Agreement, resulting in an aggregate of approximately $1.1 million of gross proceeds to the Company. A copy of the legal opinion as to the legality of the $150 million of shares of Class A common stock issuable under the ATM Offering Agreement and covered by the Current Prospectus Supplement is filed as Exhibit 5.1 attached hereto.

Outlook for Q2 2024

With respect to the quarter ended June 30, 2024, the Company reconfirms the following guidance previously provided on May 13, 2024:

•We expect overall revenues in the range of $44 to $49 million, or approximately 21% to 30% lower than second quarter of 2023; and
•We expect Adjusted EBITDA* in the range of $(4) million in losses to $1 million in profits, approximately flat year-over-year at the midpoint.

The foregoing preliminary estimates of revenues reflect management’s current views and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization and closing of the accounting books and records of the Company (which have yet to be performed) and should not be viewed as a substitute for full quarterly financial statements prepared in accordance with U.S. GAAP. In the course of preparing and finalizing the financial statements for the three months ended June 30, 2024, the Company’s preliminary estimates will be subject to change, and the Company may identify items that will require the Company to make adjustments to the estimates described above. Any such changes could be material. For these or other reasons, the preliminary financial estimates may not ultimately be indicative of the Company’s results for the period. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these estimates, nor have they expressed any opinion or any other form of assurance on these estimates.

*Adjusted EBITDA is a non-GAAP financial measure, and this forward-looking measure has not been reconciled to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Adjusted EBITDA made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding the ATM program and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts (including our outlook for Q2 2024) or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “affect,” “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include all matters that are not historical facts. The forward-looking statements contained in this Current Report on Form 8-K are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, (some of which are beyond our control) uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to: (1) developments relating to our competitors and the digital media industry, including overall demand of advertising in the markets in which we operate; (2) demand for our products and services or changes in traffic or engagement with our brands and content; (3) changes in the business and competitive environment in which we and our current and prospective partners and advertisers operate; (4) macroeconomic factors including: adverse economic conditions in the United States and globally, including the potential onset of recession; current global supply chain disruptions; potential government shutdowns or a failure to raise the U.S. federal debt ceiling or to fund the federal government; the ongoing conflicts between Russia and Ukraine and between Israel and Hamas and any related sanctions and geopolitical tensions, and further escalation of trade tensions between the United States and China; the inflationary environment; high unemployment; high interest rates, currency fluctuations; and the competitive labor market; (5) our future capital requirements, including, but not limited to, our ability to obtain additional capital in the future, to settle conversions of our unsecured convertible notes, repurchase the notes upon a fundamental change such as the delisting of our Class A common stock or repay the notes in cash at their maturity any restrictions imposed by, or commitments under, the indenture governing our unsecured notes or agreements governing any future indebtedness, and any restrictions on our ability to access our cash and cash equivalents; (6) developments in the law and government regulation, including, but not limited to, revised foreign content and ownership regulations, and the outcomes of legal proceedings, regulatory disputes or governmental investigations to which we are subject; (7) the benefits of our restructuring; (8) our success divesting of companies, assets or brands we sell or in integrating and supporting the companies we acquire; (9) technological developments including artificial intelligence; (10) our success in retaining or recruiting, or changes required in, officers, other key employees or directors; (11) use of content creators and on-camera talent and relationships with third parties managing certain of our branded operations outside of the United States; (12) the security of our information technology systems or data; (13) disruption in our service, or by our failure to timely and effectively scale and adapt our existing technology and infrastructure; (14) our ability to maintain the listing of our Class A common stock and warrants on The Nasdaq Stock Market LLC; and (15) those factors described under the sections entitled “Risk Factors” in the Company’s annual and quarterly filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Freshfields Bruckhaus Deringer US LLP.
23.1	Consent of Freshfields Bruckhaus Deringer US LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	7/3/2024
BuzzFeed, Inc.

		By:	/s/ Jonah Peretti
Name: Jonah Peretti
Title: Chief Executive Officer